November 8, 2021 3rd Quarter 2021 Financial Results and Update on Clinical Development Programs Exhibit 99.2

This presentation contains certain “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical or present facts, are forward-looking statements, including statements regarding our future financial condition, future revenues, projected costs, prospects, business strategy, and plans and objectives of management for future operations, including our plans to submit for regulatory filings. In some cases, you can identify forward-looking statements by terminology such as “believe,” “will,” “may,” “might,” “estimate,” “continue,” “anticipate,” “intend,” “target,” “project,” “model,” “should,” “would,” “plan,” “expect,” “predict,” “could,” “seek,” “goal,” “potential,” or the negative of these terms or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. These statements are based on our intentions, beliefs, projections, outlook, analyses, or current expectations using currently available information, and are not guarantees of future performance, and involve certain risks and uncertainties. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that our expectations will prove to be correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied, or forecasted in these statements. Any differences could be caused by a number of factors including but not limited to: our expectations regarding the timing, costs, conduct, and outcome of our clinical trials, including statements regarding the timing of the initiation and availability of data from such trials; the timing and likelihood of regulatory filings and approvals for our product candidates; whether regulatory authorities determine that additional trials or data are necessary in order to obtain approval; our ability to obtain funding for our operations, including funding necessary to complete further development and commercialization of our product candidates; our plans to research, develop, and commercialize our product candidates; the commercialization of our product candidates, if approved; the rate and degree of market acceptance of our product candidates; our expectations regarding the potential market size and the size of the patient populations for our product candidates, if approved for commercial use, and the potential market opportunities for commercializing our product candidates; the success of competing therapies that are or may become available; our expectations regarding our ability to obtain and maintain intellectual property protection for our product candidates; the ability to license additional intellectual property relating to our product candidates and to comply with our existing license agreements; our ability to maintain and establish relationships with third parties, such as contract research organizations, contract manufacturing organizations, suppliers, and distributors; our ability to maintain and establish collaborators with development, regulatory, and commercialization expertise; our ability to attract and retain key scientific or management personnel; our ability to grow our organization and increase the size of our facilities to meet our anticipated growth; the accuracy of our estimates regarding expenses, future revenue, capital requirements, and needs for additional financing; our expectations related to the use of our available cash; our ability to develop, acquire, and advance product candidates into, and successfully complete, clinical trials; the initiation, timing, progress, and results of future preclinical studies and developments and projections relating to our competitors and our industry; the impact of governmental laws and regulations and regulatory development in the United States and foreign countries; the impact of the coronavirus disease (COVID-19) on our clinical trials, our supply chain, and our operations; and other risks and uncertainties, including those described under the heading “Risk Factors” included in our most recent Annual Report on Form 10-k for the year ended December 31, 2020, filed with the U.S. Securities and Exchange Commission (SEC) on March 1, 2021. Additional factors that could cause actual results to differ materially from our expectations can be found in our Securities and Exchange Commission filings. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time, and it is not possible for our management to predict all risk factors, nor can we assess the effects of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. All forward-looking statements included in this presentation are expressly qualified in their entirety by these cautionary statements. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Bardoxolone methyl, omaveloxolone, and RTA 901 are investigational drugs, and their safety and efficacy have not been established by any agency.

Today’s Agenda

Bardoxolone in CKD

Regulatory Update on Bardoxolone for Patients with CKD Caused by Alport Syndrome CKD: Chronic Kidney Disease; PDUFA: Prescription Drug User Fee Act; MAA: Marketing Authorization Application; PMDA: Pharmaceuticals and Medical Devices Agency

Advisory Committee Preparations FDA: U.S. Food and Drug Administration; KOL: Key Opinion Leader Submitted Advisory Committee meeting briefing book to FDA Working with external KOLs who will join us in our Advisory Committee meeting bullpen Completed mock Advisory Committee meetings with former panelists and regulators Will have additional mocks and Q&A sessions with former Advisory Committee panelists Continue to refine Q&A content

FALCON Phase 3 Study of Bardoxolone in Patients with ADPKD ADPKD: Autosomal Dominant Polycystic Kidney Disease; eGFR: estimated Glomerular Filtration Rate International, multi-center, randomized, double-blind, placebo-controlled Phase 3 trial of bardoxolone in patients with ADPKD Primary endpoint: off-treatment eGFR change from baseline vs. placebo at Week 104 Key secondary endpoint: on-treatment eGFR change from baseline vs. placebo at Week 100 Increased the target enrollment to 700 patients >450 patients currently enrolled Expect to complete enrollment by mid-2022

Omaveloxolone in Friedreich’s Ataxia

Regulatory Update on Omaveloxolone for Patients with Friedreich’s Ataxia NDA: New Drug Application; 1Per FDA’s discretion, subject to review

Commercial Readiness Preparation

Commercial Launch Preparation Alport Syndrome: Completed Friedreich’s Ataxia: Re-Initiated

Financial Update

Q3 2021 Cash & Shares Cash $713.2M Total Shares Outstanding 36.4M 31.5M class A shares outstanding 4.9M class B shares outstanding 2021 Financial Guidance Based on our operational plans, we anticipate cash runway through mid-2024 Financial Summary 1Excludes stock-based compensation expenses; 2GAAP and non-GAAP net loss in the first quarter of 2020 includes the recognition of $22.2 million tax benefits; 3Excludes various adjustments, including stock-based compensation expenses, non-cash interest expense from liability related to sale of future royalties, loss on extinguishment of debt, gain on lease termination; see the next slide for a reconciliation between GAAP and non-GAAP measures. GAAP: Generally Accepted Accounting Principles.

Reconciliation of GAAP to Non-GAAP Financial Measures

Concluding Remarks

Reata at a Glance NDA for bardoxolone in CKD caused by Alport syndrome under review AdCom meeting Dec 8, 2021; PDUFA date Feb 25, 2022 FALCON enrolled >450 patients; protocol to be amended Pre-NDA meeting for omaveloxolone in FA completed Plan to submit NDA during Q1 2022 Updated plan to initiate Phase 2 study for RTA 901 in DPNP in second half of 2022 Few or no effective therapies approved for lead indications Worldwide commercial rights to all pipeline assets1 Robust IP protection for bardoxolone, omaveloxolone, and RTA 901 CKD Pipeline Neurology Pipeline Global Opportunity AdCom: Advisory Committee; FA: Friedreich’s ataxia; DPNP: Diabetic Peripheral Neuropathic Pain; IP: Intellectual Property; 1Ex-Asia for bardoxolone

Thank you